Exhibit 99.1

FirstEnergy Corp.	For Release: May 17, 2022
76 South Main Street
Akron, Ohio 44308
www.firstenergycorp.com

News Media Contact:	Investor Contact:
Tricia Ingraham	Irene Prezelj
(330) 384-5247	(330) 384-3859

FirstEnergy Holds Annual Meeting, Announces New Board Leadership
President and CEO Steven E. Strah addresses shareholders
John W. Somerhalder elected Board chair
Lisa Winston Hicks elected lead independent director

Akron, Ohio – FirstEnergy Corp. (NYSE: FE) President and Chief Executive Officer Steven E. Strah told shareholders today that FirstEnergy is embracing transformation and innovation to reimagine the company and reshape it into a more forward-thinking, premier utility.

Speaking at the company’s 2022 Annual Meeting of Shareholders, Strah said FirstEnergy has maintained strong operational and financial performance while it works to optimize its organization and advance a culture that prioritizes integrity and accountability.

“We’re well positioned to capitalize on long-term, sustainable investments to meet our customers’ evolving energy needs while growing value for shareholders,” he said.

Strah noted that the company’s sustainable investment plan, which totals $17 billion from 2021 to 2025, is focused on developing a more resilient and modern grid and prioritizes emerging technologies, electric vehicle infrastructure, renewable generation and programs to help customers optimize their energy use. At the same time, the company’s FE Forward program is driving investments that promote greater efficiency and an exceptional customer experience, while unlocking opportunities for growth that are embedded in the broad energy transition.

Strah also discussed the company’s progress on environmental, social and governance matters. For example, in support of its climate goals, FirstEnergy began deploying the first hybrid electric bucket trucks in its vehicle fleet, and this spring its West Virginia utilities received conditional approval to build five solar energy projects totaling 50 megawatts. The company made strides in 2021 toward its goal of increasing the number of racially and ethnically diverse employees, and earned recognition for its efforts in the area of economic development, community engagement and promoting diversity, equity and inclusion. Finally, Strah reviewed some of the important steps the company has taken to improve its governance, such as building a best-in-class compliance program, substantially modifying its approach to political engagement, strengthening its leadership team, refreshing its Board of directors, and advancing a culture of trust.

“By keeping our core values at the center of our business practices and daily behaviors, we are moving forward with clarity and a renewed sense of purpose,” Strah said.

Strah thanked outgoing directors Michael J. Anderson, Julia L. Johnson, Donald T. Misheff, Thomas N. Mitchell, Christopher D. Pappas and Luis A. Reyes for their expertise and guidance, and welcomed new directors Jana T. Croom and Sean T. Klimczak.

“I deeply appreciate the Board’s confidence in me and remain committed to leading by example – with integrity and transparency,” he said. “I’m proud of our company’s progress on core operational, financial and ESG matters. And I trust we’ll meet future challenges with a continued spirit of inclusion, innovation and collaboration – a spirit which makes FirstEnergy a company that’s prepared to not only succeed, but also to lead, in the years ahead.”

Strah’s presentation and remarks are available here.

Preliminary Voting Results
FirstEnergy also announced preliminary voting results from its 2022 Annual Meeting. Shareholders reelected 10 directors to new one-year terms on the company’s Board and elected new independent directors Jana T. Croom and Sean T. Klimczak. Shareholders also ratified the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for 2022 and approved, on an advisory basis, named executive officer compensation.

Based on preliminary results, shareholders did not approve a shareholder proposal seeking an audit of labor practices related to the electric vehicle supply chain, or a shareholder proposal seeking to reduce the share ownership threshold required to call a special shareholders’ meeting to 10%.

All preliminary voting results are subject to final certification and will be filed with the Securities and Exchange Commission on a Form 8-K.

The following directors were elected to one-year terms:
•Jana T. Croom, chief financial officer, Kimball Electronics
•Steven J. Demetriou, chairman, chief executive officer and director of Jacobs Engineering Group Inc.
•Lisa Winston Hicks, chairman, MV Transportation, Inc.
•Paul Kaleta, retired executive vice president and general counsel at First Solar, Inc.
•Sean T. Klimczak, senior managing director and global head of infrastructure, Blackstone Inc.
•Jesse A. Lynn, general counsel of Icahn Enterprises, L.P.
•James F. O’Neil III, chief executive officer and vice chairman of Orbital Energy Group

•John W. Somerhalder, II, former interim president and chief executive officer of CenterPoint Energy, Inc.
•Steven E. Strah, president and CEO of FirstEnergy
•Andrew Teno, portfolio manager of Icahn Capital LP
•Leslie M. Turner, retired senior vice president, general counsel and corporate secretary of The Hershey Company
•Melvin Williams, retired president of Nicor Gas and senior vice president of Southern Company Gas

Board Leadership Structure

Following the Annual Meeting, the Board announced its new leadership structure.

John W. Somerhalder has been elected chair of the Board and as of May 20, 2022, will serve exclusively in that role. He joined FirstEnergy in March 2021 as vice chairman of the Board and executive director, serving as a member of FirstEnergy's executive leadership team.

Lisa Winston Hicks has been elected lead independent director of the Board. Hicks has been a member of the FirstEnergy board since June 2021 and served on the Special Litigation Committee.

“It’s my honor to lead the FirstEnergy board during this transformative period in the company’s history,” Somerhalder said. “The company has taken many positive steps to address challenges and make progress toward its strategy to become a premier electric utility, built upon a culture of integrity. Our refreshed Board is deeply committed to continuing this positive momentum and creating value for our shareholders.”

The Board also announced the updated composition of the following committees:
•Audit: Turner (Chair), Croom, O’Neil, Teno
•Compensation: O’Neil (Chair), Demetriou, Kaleta, Klimczak, Hicks
•Corporate Governance, Corporate Responsibility and Political Oversight: Kaleta (Chair), Croom, Klimczak, Lynn, Williams
•Finance: Demetriou (Chair), Somerhalder, Teno, Turner
•Operations and Safety Oversight: Williams (Chair), Lynn, Somerhalder, Hicks

FirstEnergy is dedicated to integrity, safety, reliability and operational excellence. Its 10 electric distribution companies form one of the nation's largest investor-owned electric systems, serving customers in Ohio, Pennsylvania, New Jersey, West Virginia, Maryland and New York. The company's transmission subsidiaries operate more than 24,000 miles of transmission lines that connect the Midwest and Mid-Atlantic regions. Follow FirstEnergy on Twitter @FirstEnergyCorp or online at www.firstenergycorp.com.

Forward-Looking Statements: This news release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement with the U.S. Attorney’s Office for the Southern District of Ohio; the risks and uncertainties associated with government investigations and audits regarding Ohio House Bill 6, as passed by Ohio’s 133rd General Assembly (“HB 6”) and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation, and similar proceedings, particularly regarding HB 6 related matters, including risks associated with obtaining court approval of the definitive settlement agreement in the derivative shareholder lawsuits; weather conditions, such as temperature variations and severe weather conditions, or other natural disasters affecting future operating results and associated regulatory actions or outcomes in response to such conditions; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity, cybersecurity, and climate change; the ability to accomplish or realize anticipated benefits from our FE Forward initiative and our other strategic and financial goals, including, but not limited to, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing our transmission and distribution investment plans, greenhouse gas reduction goals, controlling costs, improving our credit metrics, growing earnings, strengthening our balance sheet, and satisfying the conditions necessary to close the sale of the minority interest in FirstEnergy Transmission, LLC; the risks associated with cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; the extent and duration of the COVID-19 pandemic and the related impacts to our business, operations and financial condition resulting from the outbreak of COVID-19 including, but not limited to, disruption of businesses in our territories, supply chain disruptions, additional costs, workforce impacts and governmental and regulatory responses to the pandemic, such as moratoriums on utility disconnections and workforce vaccination mandates; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, economic conditions, the impact of climate change, or energy efficiency and peak demand reduction mandates; changes in national and regional economic conditions, including recession and inflationary pressure, affecting us and/or our customers and those vendors with which we do business; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts, or causing us to make contributions sooner, or in amounts that are larger, than currently anticipated; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, or adverse tax audit results or rulings; the risks and other factors discussed from time to time in our Securities and Exchange Commission (“SEC”) filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s filings with the SEC, including, but not limited to, the most recent Annual Report on Form 10-K and any subsequent Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

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